COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
13.	COMMITMENTS AND CONTINGENCIES

(a)	Capital Commitments

As of December 31, 2018, the Group had capital commitments contracted for but not incurred for the construction and acquisition of property and equipment for Studio City totaling $38,696.

(b)	Operating Lease Commitments

Lessor Arrangements

The Group entered into non-cancellable operating agreements mainly for mall spaces in Studio City with various retailers that expire at various dates through November 2026. Certain of the operating agreements include minimum base fees with escalated contingent fee clauses.

As of December 31, 2018, minimum future fees to be received under all non-cancellable operating agreements were as follows:

Year ending December 31,
2019	$19,127
2020	12,691
2021	2,912
2022	151
2023	151
Over 2023	433

$35,465

The total minimum future fees do not include the escalated contingent fee clauses. During the years ended December 31, 2018, 2017 and 2016, the Group earned contingent fees of $9,301, $10,216 and $9,732, respectively.

(c)	Other Commitment

Land Concession Contract

One of the Company’s subsidiaries has entered into a concession contract for the land in Macau on which Studio City is located (“Studio City Land”). The title to the land lease right is obtained once the related land concession contract is published in the Macau official gazette. The contract has a term of 25 years, which is renewable for further consecutive periods of 10 years, subject to applicable legislation in Macau. The Company’s land holding subsidiary is required to i) pay an upfront land premium, which is recognized as a land use right in the consolidated balance sheets and an annual government land use fee, which is recognized as general and administrative expense and may be adjusted every five years; and ii) place a guarantee deposit upon acceptance of the land lease terms, which is subject to adjustments from time to time in line with the amounts paid as annual land use fee. During the land concession term, amendments may be sought which may result in revisions to the development conditions, land premium and government land use fees.

On September 23, 2015, the Macau Government published in the Macau official gazette the final amendment for revision of the land concession contract for Studio City Land. According to the revised land amendment, the government land use fees were approximately $490 per annum during the development period of Studio City; and approximately $1,100 per annum after the development period. In February 2018, the Macau Government granted an extension of the development period under the land concession contract for Studio City Land to July 24, 2021. As of December 31, 2018, the Group’s total commitment for government land use fees for the Studio City site to be paid during the initial term of the land concession contract which expires in October 2026 was $8,226.

(d)	Guarantee

Except as disclosed in Note 7, the Group has made the following significant guarantee as of December 31, 2018:

Trade Credit Facility

In October 2013, one of the Company’s subsidiaries entered into a trade credit facility agreement for HK$200,000,000 (equivalent to $25,538) (“Trade Credit Facility”) with a bank to meet certain payment obligations of the Studio City project. The Trade Credit Facility which matured on August 31, 2017 was further extended to August 31, 2019, and is guaranteed by Studio City Company. As of December 31, 2018, approximately $638 of the Trade Credit Facility had been utilized.

(e)	Litigation

As of December 31, 2018, the Group is a party to certain legal proceedings which relate to matters arising out of the ordinary course of its business. Management believes that the outcome of such proceedings would have no material impact on the Group’s consolidated financial statements as a whole.